UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2024

180 LIFE SCIENCES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	90-1890354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 El Camino Real, Bldg. 4, Suite 200 Palo Alto, CA	94306
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 507-0669

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATNF	The NASDAQ Stock Market LLC
Warrants to purchase shares of Common Stock	ATNFW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On December 27, 2024, 180 Life Sciences Corp. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”). Pursuant to the terms of the Purchase Agreement, the Company agreed to sell, in a registered direct offering, an aggregate of 1,200,000 shares (the “Shares”) of the Company’s common stock (“Common Stock”) and, in a concurrent private placement, warrants (the “Purchase Warrants”) to purchase up to 1,200,000 shares of Common Stock (the shares of Common Stock issuable upon exercise of the Purchase Warrants, the “Purchase Warrant Shares”). The combined purchase price per Share and Purchase Warrant is $2.41.

The Purchase Warrants are immediately exercisable on their grant date and will expire five and a half years following the initial exercise date at an exercise price of $2.28 per share.

Pursuant to a placement agency agreement (the “Placement Agency Agreement”) dated as of December 27, 2024, between the Company and Maxim Group LLC (the “Placement Agent”), the Company engaged the Placement Agent to act as the Company’s sole placement agent in connection with the registered direct offering. Pursuant to the Placement Agency Agreement, the Company agreed to pay the Placement Agent a cash fee equal to seven percent (7.0%) of the gross proceeds received by the Company from the sale of the Shares and Warrants and will reimburse the Placement Agent for certain of its expenses in an aggregate amount up to $50,000. The Placement Agency Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Placement Agent, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties, and termination provisions.

The registered direct offering is expected to close on or about December 30, 2024, subject to the satisfaction of customary closing conditions.

The Company has agreed to file a registration statement under the Act with the SEC, covering the resale of the Warrant Shares within 30 calendar days following the date of the Purchase Agreement and to use commercially reasonable efforts to cause the registration statement to be declared effective by the SEC within 91 days following the closing of the Offering.

The net proceeds to the Company from the registered direct offering and concurrent private placement, after deducting the placement agent’s fees and expenses and the Company’s offering expenses are expected to be approximately $2.6 million. The Company intends to use the net proceeds from the transactions for working capital and general corporate purposes, which may include operationalizing and developing our recently acquired Technology Gaming Platform and capital expenditures.

The Shares (but not the Purchase Warrants or the Purchase Warrant Shares) were offered and sold by the Company pursuant to a prospectus supplement, dated as of December 30, 2024, which was filed with the Securities and Exchange Commission (the “SEC”) in connection with a takedown from the Company’s effective shelf registration statement on Form S-3, which was initially filed with the SEC on June 3, 2022, and subsequently declared effective on June 24, 2024 (File No. 333-265416).

The forms of the Placement Agency Agreement, Purchase Agreement, the Purchase Warrant are filed as Exhibits 1.1, 10.1 and 4.1, respectively, to this Current Report on Form 8-K. The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

The legal opinion and consent of The Loev Law Firm, PC relating to the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, pursuant to certain “lock-up” agreements (each, a “Lock-Up Agreement”) that were required to be entered into as a condition to the closing of the Purchase Agreement, our officers, directors and holders of our Series B Preferred Stock have agreed to not sell or transfer any shares of Common Stock, subject to certain customary exceptions, for a period of 30 days from December 30, 2024.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the Purchase Warrants and the Purchase Warrant Shares is hereby incorporated by reference into this Item 3.02. The Purchase Warrants and Purchase Warrant Shares are being sold and issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506 promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws.

A maximum of 1,200,000 shares of Common Stock are issuable upon exercise of the Purchase Warrants.

Item 8.01 Other Events.

On December 27, 2024 the Company issued a press release regarding the registered direct offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

1.1	Placement Agency Agreement by and between the Company and Maxim Group LLC, dated December 27, 2024
4.1	Form of Common Stock Purchase Warrant (December 2024 Offering)
5.1	Opinion of The Loev Law Firm, PC
10.1+	Form of Securities Purchase Agreement
23.1	Consent of The Loev Law Firm, PC (included in Exhibit 5.1)
99.1	Press Release dated December 27, 2024
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

+	Pursuant to Item 601(a)(5) of Regulation S-K, schedules have been omitted and will be furnished on a supplemental basis to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2024

180 LIFE SCIENCES CORP.

By:	/s/ Blair Jordan
	Name:	Blair Jordan
	Title:	Interim Chief Executive Officer

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